Exhibit 10.25


                                    SUBLEASE

             THIS SUBLEASE made the 21st day of June, 2001 between:

                        Rolls-Royce North America, Inc.
                                ("Sub Landlord")

                                      And

                    WKI Holding Company, Inc. ("Sub-Tenant")

WHEREAS:

1. By a lease made the 13th day of September, 1989, (the "Head Lease") as amended by the Letter Agreement dated September 20, 1989, by the First Amendment dated December 15, 1989 and the Side Letter No. 1. dated January 30, 1990, and the Second Amendment dated April 5, 1998 and the Third Amendment dated October 13, 1998, EOP-Reston Town Center, L.L.C (the "Landlord") leased to the Sub-Landlord the premises being 22,661 square feet of net rentable area (the "Premises") being on the 6th floor in the building known as One Fountain Square, 11911 Freedom Drive, Reston,
     Virginia 20190 for a term ending on the 30th day of September, 2009, the Head Lease Agreement and amendments being attached to and incorporated into this sublease as Exhibit "A"; and

2. The Sub-Tenant has requested the Sub-Landlord to sublease to it the Premises, and the Sub-Landlord has agreed to grant a sublease (the "Sublease") on terms set out in this agreement.

     IN CONSIDERATION of the rents reserved and the covenants and agreements herein, the Sub-Landlord subleases to the Sub-Tenant the Premises on the terms set out hereinafter.

1.   TERM  AND  RENT

     The term of this Sublease shall be for 8 years and 2 months (the "Term"). The Term commences on the 1st day of August, 2001 (the "Commencement Date") and is completed on the 30th day of September, 2009. Sub-Tenant shall have access to the space upon payment of the security deposit and upon Landlord's approval of the Sublease.

     Based an the sub-leased premises containing approximately 22,661 square feet of Rentable Area, the Sub-Tenant shall pay to the Sub-Landlord the following minimum rent (the "Basic Rent") payable in advance on the first day of each and every month during the Term, except that rent shall not be charged for the first month of the Term and thereafter that amount of Basic Rent due each month shall be as calculated in accordance with the following:

     Year  1       $32.50  full  service  per  square  foot  per  annum,  in
                   equal  monthly installments  of  $61,373.54.

     On each lease anniversary, rent shall increase by 4.0% over the previous year's Annual Base Rent in lieu of any and all escalation factors included in the Head Lease.

2.   BUSINESS  TAXES

     The Sub-Tenant shall pay all taxes required to be paid by the Tenant under the Head Lease excepting only those taxes arising in connection with the annual increases in operating charges (as defined in Section 5.2 of the Head Lease) which shall be the responsibility of Sub-Landlord.


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Sublease  Agreement
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June  20, 2001
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3.   USE  OF  PREMISES

     The Sub-Tenant will use the Premises for no other purpose than for general office space but subject to all conditions pertaining to Permitted Use in the Head Lease.

4.   SERVICES

     Excluding services charged to the Sub-Landlord as operating expenses and real estate taxes, the Sub-Tenant agrees to pay the cost of all services used or consumed in or provided to the Promises, including without limitation telephone and other services not available through the Landlord, directly to the party supplying such services. Sub-Tenant shall not be required to pay for any of the services that the Landlord is obligated to provide under section 14 of the Head Lease unless Sub-Tenant's use of such services is excessive as defined under section 14 of the Head Lease.

5.   SPECIAL  CONDITIONS

     a) The Sub-Tenant accepts the Premises on an as is basis. Sub-Landlord is not aware of problems with the Premises except for cosmetic issues with the carpet, paint and finishes.

     b) When the Sub-Tenant vacates the Premises, the Sub-Tenant will be responsible for leaving the Premises in an equal to current condition, reasonable wear and tear accepted.

     c) Sub-Tenant shall obtain Sub-Landlord's approval prior to performing any alterations to the demised premises under the same conditions as defined in the Head Lease.

6.   PARKING

     Sub-Tenant, at its sole expense, shall have the right to Sub-Landlord's reserved and unreserved parking allocation (including those identified in the Head Lease as available for Tenant's exclusive use) in the Building's parking garage.

7.   SIGNAGE

     Sub-Tenant shall have the right to use Sub-Landlord's sign allocation in the Building directory.

8.   BUILDING  SERVICES

     Sub-Tenant shall have twenty-four (24) hour a day, 365 days per year, access to the premises.

9.   THE  SUB-TENANT  AGREES:

     a)   Assigning  and  Subletting

     Not to assign this Sublease nor the Premises nor any part thereof (including an assignment by operation of law), nor sublet, encumber or otherwise transfer in any way whatsoever, this Sublease or the Premises, nor part with or share possession of the Premises or any part of them with any person, unless the Sub-Landlord's and Landlord's written consent is first obtained in accordance with the provisions of the Head Lease; provided, however, notwithstanding such consent, the Sub-Tenant shall not be released from performing any of the terms, covenants, and conditions contained in this Sublease.


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Sublease  Agreement
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June  20, 2001
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     b)  Entry  by  Sub-Landlord

     To permit the Sub-Landlord or, its servants or agents to enter the Premises upon 48 hours notice, except in an emergency, for the purpose of inspecting the Premises and of doing any work or undertaking any matter necessary to render full and complete compliance with all the Tenant's obligations under the Head Lease including, but not limited to, making repairs, and the Sub-Tenant is not entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby. Landlord's access rights shall be as defined in the section 23.10 of the Head Lease.

     c)  Indemnity

     Each party agrees to indemnify, defend and hold harmless the other party, their respective directors, officers, employees and agents, from and against any and all liabilities, losses, claims, suits, demands, fines, expenses, costs, causes of action, penalties or damages of any kind whatsoever (including attorneys' fees and court costs) including all claims for personal injury or property damage, arising out of or in any way connected with the possession, lease or use of the Premises and their negligent act or omission or the negligent act of omission of their assignee, sub-tenant, agent, contractor, servant, employee, invitee or licensee.

10.  SUB-LANDLORD  COVENANTS

     The  Sub-Landlord  covenants  with  the  Sub-Tenant  as  follows:

     a)  Quiet  Enjoyment

     That provided the Sub-Tenant pays the rent and any other monies hereby reserved when due and performs the Sub-Tenant's obligations herein, it shall peaceably hold the Premises during the Term of the Sublease without interruption by the Sub-Landlord or any person rightfully claiming through or in trust for it.

11.  APPLICATION  OF  HEAD  LEASE

     In consideration of the Landlord's consent to the Sublease Agreement, Sub-Tenant hereby acknowledges and agrees that it assumes and agrees to observe, comply with and perform all terms, conditions and covenants in the Head Lease (except where they are in conflict with this Sublease) and to perform all obligations of any kind whatsoever, as and when the same are due to be performed by Sub-landlord pursuant to the terms of the Head Lease and to be subject to all of the Landlord's rights thereunder, as though Sub-Tenant was named Sub-Landlord thereunder, during the entire Term of the Sublease Agreement and all extensions or renewals thereof. Sub-Tenant hereby further expressly acknowledges and agrees to be subject to the prohibition against assigning, mortgaging or encumbering or permitting the occupation or use of all or part of the leased premises by others without the prior written consent of Landlord, upon the terms and conditions as are set forth in the Lease.


12.  SECURITY  DEPOSITS

     The Sub-Tenant shall pay to the Sub-Landlord the sum of $100,000.00 as a Security Deposit upon Sublease execution. The Security Deposit shall be held in an interest bearing account. Such interest is payable to the Sub-Tenant quarterly. In the event that the Sub-Tenant violates any of the financial covenants contained in its Amended and Restated Credit Agreement dated as of April 12, 2001. Sub-Tenant shall promptly notify Sub-Landlord in writing of this event and pay to Sub-Landlord an additional $100,000 within five (5) business days of such notice to Sub-Landlord to increase the total amount held as a Security Deposit


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Sublease  Agreement
WorldKitchens.com
June  20, 2001
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      to  $200,000.  Sub-landlord  shall  have  the right to review Sub-Tenant's financials on a quarterly basis for the first two years of the Sublease term. Sub-Land shall have the right to review Sub-Tenants financials every six months during years three and four and annually thereafter for each remaining year of the Sublease term.

13.  Events  of  Default  and  Remedies

     The Sub-Tenant shall adhere to and be bound by the Default provisions and the Sub-Landlord shall have the Default remedies as outlined in the Head Lease.

14.  BROKERS

     Sub -Landlord and Sub-Tenant hereby represent and warrant to the other that neither of them has employed of dealt with any broker other than Julien J. Studley, Inc. and Jones, Lang, LaSalle, Inc. In connection with this Sublease for the subleased Premises. Any and all commissions owed as a result of this Sublease shall be paid by the Sub-Landlord or by Sub-Landlord's agent.

15.  NOTICE

     All notices, demands, requests or other instruments ("Notices") which may be or are requiring to be given under the Sublease shall be in writing and shall be delivered in person or sent by prepaid registered mail and addressed:

     If to the Sub-Landlord, at:

          Rolls-Royce  North  America,  Inc.
          14840  Conference  Center  Drive
          Chantilly,  VA  20151
          ATTN:  Ken  Patterson

     If to the Sub-Tenant, at,

          WKI  Holding  Company,  Inc.
          Attention:  General  Counsel
          One  Fountain  Square
          11911  Freedom  Drive
          Reston,  Virginia  20190


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Sublease  Agreement
WorldKitchens.com
June  20, 2001
Page 5 of 5


IN WITNESS WHEREOF, the undersigned have executed this Agreement on this 31st
                                                                         ----
day of July 2001.
       ----


                         LANDLORD:

                         EOP-Reston  Town  Center,  L.L.C.

                         By Signature /s/ Gregory B. Meyer
                                     -------------------------
                                        Gregory B. Meyer

                         Title          Vice President
                              --------------------------------

                         SUB-LANDLORD:

                         Rolls-Royce North America, Inc.

                         By Signature /s/
                                     -------------------------

                         Title  Corporate Financial Controller
                              --------------------------------

                         SUB-TENANT:

                         WKI Holding Company. Inc.

                         By Signature /s/ Raymond J. Kulia
                                     -------------------------
                                      Raymond J. Kulia

                         Title        Vice-President
                              --------------------------------


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